EXHIBIT 10.3

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of November 30, 2007 (this “Amendment”), to the Credit Agreement, dated as of April 30, 2007, by and among Handleman Company, a Michigan corporation (“Holdings”), Handleman Entertainment Resources L.L.C., a Michigan limited liability company (“Handleman Entertainment”), the other subsidiaries of Holdings identified on the signature page hereto as “Borrowers” (such Subsidiaries, together with Handleman Entertainment, are referred to individually as a “Borrower” and collectively, jointly and severally, as “Borrowers”), certain subsidiaries of Holdings identified on the signature page hereto as “Credit Parties” (“Credit Parties”), the lenders party hereto from time to time (“Lenders”), and General Electric Capital Corporation (“GE Capital”), as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Agent”).

WHEREAS, Holdings, Borrowers, Credit Parties, Lenders and the Agent are parties to that certain Credit Agreement, dated April 30, 2007 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”), pursuant to which Lenders have agreed to make, and have made, certain loans to Borrowers;

WHEREAS, Handleman Entertainment, in its capacity as Borrower Representative, has advised the Agent that (i) Borrower Representative desires to convert its legal status from a Michigan limited liability company to a Michigan corporation, (ii) Borrowers desire to amend Section 6.6(a) of the Credit Agreement with respect to permitted Canadian and United Kingdom Investments and (iii) certain Events of Default have occurred under (a) Section 8.1(c) of the Credit Agreement due to the aggregate Cash and Cash Equivalents of Holdings and its Subsidiaries exceeding the amount specified in Section 6.6(a)(iv) of the Credit Agreement on both July 23, 2007 and August 1, 2007 and (b) Section 4.1(a) and paragraph (n) of Annex E of the Credit Agreement due to the failure of Borrowers to deliver to Agent and Lenders, within 15 days of the filing, each provincial income and corporate tax return of each Canadian Credit Party (each such Event of Default, the “Specified Events of Default”);

WHEREAS, at the request of the Credit Parties, the Agent and the Lenders have agreed to amend the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Definitions. All terms used herein which are defined in the Credit Agreement and not otherwise defined herein are used herein as defined therein.

2. Amendments to Credit Agreement.

(a) Section 6.6(a) of the Credit Agreement is hereby amended and modified by deleting subsections (iv) and (v) in their entirety and inserting in lieu thereof the following:

“(iv) maintained in Canada, whether or not in Blocked Accounts, but excluding any Blocked Cash, will not exceed (A) from May 17, 2007 until January 10, 2008, $2,500,000 plus an amount sufficient to fund any checks written on such Canadian Blocked Accounts that have not yet cleared, and (B) on and after January 10, 2008, $2,500,000, and (v) maintained in the United Kingdom, whether or not in Blocked Accounts, but excluding any Blocked Cash, will not exceed (A) from May 17, 2007 until January 10, 2008, $5,000,000 plus an amount sufficient to fund any checks written on such United Kingdom Blocked Accounts that have not yet cleared, and (B) on and after January 10, 2008, $5,000,000;”

(b) Annex A to the Credit Agreement, Definitions, is hereby modified and amended by deleting the definition of “Borrower Representative” it is entirety and inserting in lieu thereof the following:

““Borrower Representative” means (i) prior to the merger between Handleman Entertainment Resources L.L.C. and Handleman Services Company, Handleman Entertainment Resources L.L.C. and (ii) thereafter, Handleman Services Company, a Michigan corporation, in each case, in its capacity as Borrower Representative pursuant to the provisions of Section 1.1(d).”

3. Waiver. At the request of the Credit Parties, effective upon the date hereof, the Agent and the Lenders hereby waive the Specified Events of Default. The waiver set forth herein shall be effective only in this specific instance and for the specific purpose set forth herein, and does not allow for any other or further departure from the terms and conditions of the Credit Agreement including, without limitation, any further violation of Section 4.1(a), Section 6.6(a) or Annex E of the Credit Agreement, as amended hereby.

4. Conditions to Effectiveness. This Amendment shall become effective (the “Amendment Effective Date”) upon satisfaction in full of the following conditions precedent:

(a) Immediately after giving effect to this Amendment, (i) the representations and warranties contained in this Amendment, the Credit Agreement and the other Loan Documents shall be correct on and as of the date of this Amendment as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) no Default or Event of Default shall have occurred and be continuing (or would result from this Amendment becoming effective in accordance with its terms).

(b) The Agent shall have received counterparts of this Amendment that bear the signatures of each of the Credit Parties, the Agent and the Lenders.

(c) The Agent shall have received counterparts of the Joinder to the Credit Agreement executed by Handleman Services Company (“Handleman Services”), Handleman Company and the Agent, along with all schedules to such joinder.

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(d) The Agent shall have received counterparts of the Supplement to U.S. Security Agreement, along with all exhibits to such supplement.

(e) The Agent shall have received evidence satisfactory to Agent that (for the benefit of itself and the Lenders) Agent has a valid and perfected first priority security interest in the Collateral, including, without limitation, such documents duly executed by Handleman Services as Agent may request in order to perfect its security interest in the Collateral.

(f) The Agent shall have received counterparts of the Supplement to the U.S. Pledge Agreement executed by Handleman Company, along with the original stock certificate of Handleman Services representing 100% of the outstanding Equity Interests of Handleman Services with an accompanying stock power executed in blank.

(g) The Agent shall have received counterparts of the Loan Certificate of Handleman Services, along with all exhibits to such certificate.

(h) The Agent shall have received a copy of an amendment (or similar agreement), in form and substance reasonably satisfactory to the Agent, duly executed by the Credit Parties, the Term Loan Agent, and the Term Loan Lenders amending the corresponding provisions of the Term Loan Agreement.

5. Conditions Subsequent. Notwithstanding any other provision of this Amendment or the Credit Agreement, it is understood and agreed that Credit Parties shall deliver the following items and Credit Parties hereby acknowledge that the failure to deliver such items on or before the date set forth herein shall constitute an immediate Event of Default:

(a) Within 30 days from the date hereof, the Agent shall receive an insurance certificate evidencing either (i) the addition of Handleman Services to the existing insurance policy or (ii) a newly issued policy for Handleman Services, along with an endorsement naming the Agent as an additional insured and loss payee under such policy.

(b) Within 30 days from the date hereof, the Agent shall have receive amendments to the existing control agreements to which Handleman Resources is a party amending the name on such accounts to Handleman Services.

(c) Within 45 days from the date hereof, the Agent shall receive good standing certificates for Handleman Services from all jurisdictions in which Handleman Services is authorized to conduct business.

6. Credit Parties’ Representations and Warranties. Each Credit Party represents and warrants to the Agent and the Lenders as follows:

(a) Such Credit Party (i) is duly organized, validly existing and in good standing under the laws of the state of its organization and (ii) has all requisite power, authority and legal right to execute, deliver and perform this Amendment and to perform the Credit Agreement, as amended hereby.

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(b) The execution, delivery and performance by such Credit Party of this Amendment and the performance by such Credit Party of the Credit Agreement, as amended hereby (i) have been duly authorized by all necessary action, (ii) do not and will not violate or create a default under such Credit Party’s organizational documents, any applicable law or any contractual restriction binding on or otherwise affecting such Credit Party or any of such Credit Party’s properties, and (iii) except as provided in the Loan Documents, do not and will not result in or require the creation of any Lien, upon or with respect to such Credit Party’s property.

(c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority is required in connection with the due execution, delivery and performance by such Credit Party of this Amendment or the performance by such Credit Party of the Credit Agreement, as amended hereby.

(d) This Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of such Credit Party, enforceable against such Credit Party in accordance with their terms except to the extent the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors’ rights and remedies and by general principles of equity.

(e) Immediately after giving effect to this Amendment, (i) the representations and warranties contained in the Credit Agreement are correct on and as of the date of this Amendment as though made on and as of the date hereof (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date), and (ii) no Default or Event of Default has occurred and is continuing (or would result from this Amendment becoming effective in accordance with its terms).

7. Continued Effectiveness of Credit Agreement. Each Credit Party hereby (a) confirms and agrees that the Credit Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date all references in any such Loan Document to (i) “the Credit Agreement”, “hereto”, “hereof”, “hereunder”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, (b) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Agent, for the ratable benefit of the Lenders, or to grant to the Agent, for the ratable benefit of the Lenders a security interest in or Lien on, any Collateral as security for the Obligations of the Credit Party, or any of their respective Subsidiaries from time to time existing in respect of the Credit Agreement and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects, and (c) confirms and agrees that no waiver or amendment of any terms or provisions of the Credit Agreement, or the waivers and amendments granted hereunder shall relieve any Credit Party from complying with such terms and provisions other than as expressly amended hereby or from complying with any other term or provision thereof or herein.

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8. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic method shall be equally as effective as delivery of an original executed counterpart of this Amendment.

(b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. Each of the parties to this Amendment hereby irrevocably waives all rights to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Amendment.

(d) Borrowers will pay on demand all reasonable fees, costs and expenses of the Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment or otherwise payable under the Credit Agreement, including, without limitation, reasonable fees disbursements and other charges of counsel to the Agent and the Lenders.

(e) This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and interpreted in accordance with the terms thereof. Accordingly, it shall be an Event of Default under the Credit Agreement if any representation or warranty made or deemed made by any Credit Party under or in connection with this Amendment shall have been incorrect when made or deemed made or if any Credit Party fails to perform or comply with any covenant or agreement contained herein.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWERS:

HANDLEMAN CATEGORY MANAGEMENT COMPANY

By:
Name:
Title:

HANDLEMAN ENTERTAINMENT RESOURCES L.L.C.

By:
Name:
Title:

HANDLEMAN REAL ESTATE LLC

By:
Name:
Title:

SVG DISTRIBUTION, INC.

By:
Name:
Title:

CRAVE ENTERTAINMENT, INC.

By:
Name:
Title:

THIRD AMENDMENT TO CREDIT AGREEMENT

ARTIST TO MARKET DISTRIBUTION LLC

By:
Name:
Title:

REPS, L.L.C.

By:
Name:
Title:

HANDLEMAN SERVICES COMPANY

By:
Name:
Title:

THIRD AMENDMENT TO CREDIT AGREEMENT

CREDIT PARTIES:

HANDLEMAN COMPANY

By:
Name:
Title:

CRAVE ENTERTAINMENT GROUP, INC.

By:
Name:
Title:

HANLEY ADVERTISING COMPANY

By:
Name:
Title:

HANDLEMAN COMPANY OF CANADA LIMITED

By:
Name:
Title:

HANDLEMAN UK LIMITED

By:
Name:
Title:

THIRD AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT AND LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION,
as Agent and Lender

By:
Name:
Title:

THIRD AMENDMENT TO CREDIT AGREEMENT

WACHOVIA CAPITAL FINANCE CORPORATION (CENTRAL),
as Lender

By:
Name:
Title:

THIRD AMENDMENT TO CREDIT AGREEMENT